Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 4, 1999

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                    58-2094179
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                         Identification Number)



       101 North Greenwood St., P.O. Box 3007
                   LaGrange, Georgia                              30240
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000

Item 5.  Other Events
---------------------

         Effective June 1, 1999, the Registrant executed an Agreement and Plan of Merger (the "Merger Agreement") with First Hogansville Bankshares, Inc., parent company of The Citizens Bank, located in Hogansville, Georgia. The Merger Agreement provides that First Hogansville Bankshares, Inc. will merge with and into the Registrant. Attached hereto is a copy of the announcement of the combination and a copy of the Merger Agreement by and between the Registrant and First Hogansville Bankshares, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)      Exhibits.  The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger by and between the Registrant and First Hogansville Bankshares, Inc. dated June 1, 1999.

10.1 Separation Agreement between Leonard H. Bateman and the Registrant dated December 11, 1998.

10.2 Separation Agreement between Dennis D. Allen and the Registrant dated December 31, 1998.

99.1     Press release, dated June 4, 1999, issued by the Registrant.

                                INDEX OF EXHIBITS

Exhibit
Number   Description
-------  -------------

2.1 Agreement and Plan of Merger by and between the Registrant and First Hogansville Bankshares, Inc. dated June 1, 1999.

10.1 Separation Agreement between Leonard H. Bateman and the Registrant dated December 11, 1998.

10.2 Separation Agreement between Dennis D. Allen and the Registrant dated December 31, 1998.

99.1     Press release, dated June 4, 1999.


                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 4, 1999


                                            FLAG Financial Corporation


                                            /s/ John S. Holle
                                            -----------------------------------
                                            By:  John S. Holle
                                            Chairman of the Board




                                        3